AMENDMENT TO PARTICIPATION AGREEMENT

The Participation Agreement dated December 1, 1999 by and among Seligman Portfolios, Inc. and Allianz Life Insurance Company of North America is hereby amended by deleting the existing Schedule A and inserting in lieu thereof the following:

                                   SCHEDULE A
                   SEPARATE ACCOUNTS AND ASSOCIATED CONTRACTS
                (1st revised edition-effective February 1, 2000)

NAMES OF SEPARATE ACCOUNT AND
DATE ESTABLISHED BY BOARD OF DIRECTORS
-----------------------------------------
o Allianz Life Variable Account B
  (5-31-85)


CONTRACTS FUNDED BY THE SEPARATE ACCOUNT
-----------------------------------------
o USAllianz Alterity
o USAllianz Rewards*

*THIS CONTRACT WILL NOT BECOME EFFECTIVE UNTIL IT BECOMES SEC EFFECTIVE.

IN WITNESS WHEREOF, the parties have caused their duly authorized officer's to execute this amendment to the participation agreement as of February 1, 2000.


SELIGMAN PORTFOLIOS, INC.

BY: /S/ BRIAN T. ZINO
  -----------------------------------
NAME:   BRIAN T. ZINO
  -----------------------------------
TITLE:  PRESIDENT
  -----------------------------------

ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA

By: /S/ MICHAEL T. WESTERMEYER
  -----------------------------------
Name:   MICHAEL T. WESTERMEYER
  -----------------------------------
Title:  VICE PRESIDENT CORPORATE
        LEGAL OFFICER AND SECRETARY
  -----------------------------------

                      AMENDMENT TO PARTICIPATION AGREEMENT

The Participation Agreement dated December 1, 1999 by and among Seligman Portfolios, Inc. and Allianz Life Insurance Company of North America is hereby amended by deleting the existing Schedule A amended November 5, 2001 and inserting in lieu thereof the following:

                                   SCHEDULE A
                   SEPARATE ACCOUNTS AND ASSOCIATED CONTRACTS
                  (3rd revised edition - effective May 1, 2002)


NAMES OF SEPARATE ACCOUNT
-----------------------------------------
o        Allianz Life Variable Account A
o        Allianz Life Variable Account B


CONTRACTS FUNDED BY THE SEPARATE ACCOUNT
-----------------------------------------
o        Valuemark II
o        Valuemark Ill
o        Valuemark IV
o        Valuemark Income Plus
o        USAllianz Alterity
o        USAllianz Rewards
o        USAIlianz Charter
o        USAIIianz LifeFund

IN WITNESS WHEREOF, the parties have caused their duly authorized officers to execute this amendment to the participation agreement as of May 1, 2002.


SELIGMAN PORTFOLIOS, INC.

BY: /S/ BRIAN T. ZINO
  -----------------------------------
NAME:   BRIAN T. ZINO
  -----------------------------------
TITLE:  PRESIDENT
  -----------------------------------

ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA

By: /S/ STEWART GREGG
  -----------------------------------
Name:   STEWART D. GREGG
  -----------------------------------
Title:  A.V.P AND SENIOR COUNSEL
  -----------------------------------

                      AMENDMENT TO PARTICIPATION AGREEMENT


The Participation Agreement dated December 1, 1999 by and among Seligman Portfolios, Inc. and Allianz Life Insurance Company of North America is hereby amended by deleting the existing Schedule A amended May 1, 2002 and inserting ..in lieu thereof the following:

                                   SCHEDULE A
                   SEPARATE ACCOUNTS AND ASSOCIATED CONTRACTS
                 (4th revised edition - effective May 1, 2003)

NAMES OF SEPARATE ACCOUNT
-----------------------------------------
o        Allianz Life Variable Account A
o        Allianz Life Variable Account B

CONTRACTS FUNDED BY THE SEPARATE ACCOUNT
-----------------------------------------
o        USAllianz Valuemark II
o        USAllianz Valuemark III
o        USAllianz Valuemark IV
o        USAllianz Valuemark Income Plus
o        USAllianz Alterity
o        USAllianz Rewards
o        USAllianz Charter II
o        USAllianz High Five
o        USAllianz LifeFund

IN WITNESS WHEREOF, the parties have caused their duly authorized officers to execute this amendment to the participation agreement as of May 1, 2003.


SELIGMAN PORTFOLIOS, INC.

BY: /S/ BRIAN T. ZINO
  -----------------------------------------
NAME:   BRIAN T. ZINO
  -----------------------------------------
TITLE:  PRESIDENT
  -----------------------------------------

ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA

By: /S/ STEWART GREGG
  -----------------------------------------
Name:   STEWART D. GREGG
  -----------------------------------------
Title:  VICE PRESIDENT AND SENIOR COUNSEL
  -----------------------------------------

                      AMENDMENT TO PARTICIPATION AGREEMENT

The Participation Agreement dated December 1, 1999 by and among Seligman Portfolios, Inc. and Allianz Life Insurance Company of North America is hereby amended by deleting the existing Schedule A amended May 1, 2003 and inserting in lieu thereof the following:

                                   SCHEDULE A
                    SEPARATE ACCOUNT AND ASSOCIATED CONTRACTS
                (5th revised edition - effective April 30, 2004)

NAMES OF SEPARATE ACCOUNT
-----------------------------------------
o        Allianz Life Variable Account A
o        Allianz Life Variable Account B


CONTRACTS FUNDED BY THE SEPARATE ACCOUNT
-----------------------------------------
o        USAllianz Valuemark II
o        USAllianz Valuemark III
o        USAllianz Valuemark IV
o        USAllianz Valuemark Income Plus
o        USAllianz Alterity
o        USAllianz Rewards
o        USAllianz Charter II
o        USAllianz High Five
o        USAllianz High Five Bonus
o        LifeFund

IN WITNESS WHEREOF, the parties have caused their duly authorized officers to execute this amendment to the participation agreement as of April 30, 2004.


SELIGMAN PORTFOLIOS, INC.

BY: /S/ CHARLES W. KADLEC
-------------------------------------------------
NAME:   CHARLES W. KADLEC
-------------------------------------------------
TITLE:  MANAGING DIRECTOR
-------------------------------------------------

ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA

By: /S/ STEWART GREGG
-------------------------------------------------
Name:   STEWART D. GREGG
-------------------------------------------------
Title:  SENIOR VICE PRESIDENT AND SENIOR COUNSEL
-------------------------------------------------

                      AMENDMENT TO PARTICIPATION AGREEMENT


The Participation Agreement dated December 1, 1999 by and among Seligman Portfolios, Inc. and Allianz Life Insurance Company of North America is hereby amended by deleting the existing Schedule A amended April 29, 2005 and inserting in lieu thereof the following:

                                  SCHEDULE A
                   SEPARATE. ACCOUNT AND ASSOCIATED CONTRACTS
                 (6TH revised edition - effective May 1, 2006)

NAMES OF SEPARATE ACCOUNT
-------------------------------------------------
o        Allianz Life Variable Account A
o        Allianz Life Variable Account B

CONTRACTS FUNDED BY THE SEPARATE ACCOUNT
-------------------------------------------------
o        Valuemark II
o        Valuemark III
o        Valuemark IV
o        Valuemark Income Plus
o        Allianz Alterity
o        Allianz Rewards
o        Allianz Charter II
o        Allianz High Five
o        Allianz High Five Bonus
o        Allianz LifeFund

IN WITNESS WHEREOF, the parties have caused their duly authorized officers to execute this amendment to the participation agreement as of May 1, 2006.


SELIGMAN PORTFOLIOS, INC.

BY: /S/ BRIAN T. ZINO
----------------------------------------
NAME:   BRIAN T. ZINO
----------------------------------------
TITLE:  PRESIDENT
----------------------------------------

ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA

By: /S/ STEWART GREGG
----------------------------------------
Name:   STEWART D. GREGG
----------------------------------------
Title:  SECOND VICE PRESIDENT AND SENIOR SECURITIES COUNSEL
-------------------------------------------------------------